WORLD FUNDS TRUST

Applied Finance Core Fund
Investor Class Ticker: AFALX
Institutional Class Ticker: AFAZX

Supplement dated May 19, 2020
To the Summary Prospectus and Prospectus dated August 31, 2019

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The Board of Trustees (the “Board”) has approved a change in the principal investment strategy for the Applied Finance Core Fund.

Effective May 19, 2020, the first paragraph in the section titled “Principal Investment Strategies” in the Summary Prospectus and on page 3 of the Applied Finance Core Fund’s Prospectus will be deleted and replaced with the following:

The Core Fund invests primarily in equity securities of large cap companies, which the Fund defines as companies with market capitalizations of $3 billion or more, measured at the time of purchase. In choosing investments, the Adviser typically selects large cap equity securities that it believes offer superior return potential and may consider, among other factors, a company’s valuation, projected future earnings, dividends, growth potential, recent performance, and business strategy.

If you have questions or need assistance, please contact your financial advisor directly or the Applied Finance Core Fund toll-free at 1-800-673-0050.

This Supplement and the existing Summary Prospectus and Prospectus provide relevant information for all shareholders and should be retained for future reference. Both the Summary Prospectus and Prospectus have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Applied Finance Funds toll-free at 1-800-673-0050.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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